UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 25, 2020, Dollar General Corporation (the “Company”) announced the departure of Jason Reiser from the Company effective September 24, 2020. Mr. Reiser had served as the Company’s Executive Vice President and Chief Merchandising Officer since July 2017. The Company further announced that Emily Taylor will assume the position of Executive Vice President and Chief Merchandising Officer effective September 25, 2020. Ms. Taylor previously served in various roles of increasing responsibility at the Company since 1998, most recently as Senior Vice President, Channel Innovation. The related press release is attached as Exhibit 99.1 hereto.

In addition to the amounts to be paid pursuant to the Employment Agreement between the Company and Mr. Reiser dated April 1, 2018 (the “Employment Agreement”), the Company has agreed, contingent upon the execution and effectiveness of the Release that is attached to and made a part of the Employment Agreement, to provide Mr. Reiser with an additional lump sum cash payment of $1,582,646, less applicable withholdings, in exchange for extending by an additional six months the duration of the business protection provisions set forth in the Employment Agreement pertaining to his non-compete, non-disclosure and non-solicitation obligations. The description of this agreement is a summary only, and the complete terms and conditions of this agreement are set forth in the Amendment to Employment Agreement, effective September 24, 2020, by and between the Company and Mr. Reiser which is attached as Exhibit 99.2 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial statements of businesses acquired.  N/A

(b)       Pro forma financial information.  N/A

(c)       Shell company transactions. N/A

(d)       Exhibits.  See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release issued September 25, 2020

99.2	Amendment to Employment Agreement by and between Dollar General Corporation and Jason S. Reiser, effective September 24, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2020	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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